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                      JAMES C. EDWARDS EQUITY MASTERS FUND
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                                 ANNUAL REPORT










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                               For the Year Ended
                                 March 31, 2000

                      James C. Edwards Equity Masters Fund


April 19, 2000

Dear Shareholders:

James C. Edwards & Company is pleased to submit our First annual report on the James C. Edwards Equity Masters Fund for the fiscal year ending March 31, 2000.

The Fund had a total return of 24.70% for the year compared with 17.94% for the S&P 500. For the first quarter of 2000, the Fund was up 6.22% versus 2.29% for the S&P 500. We are also pleased to report that the Fund did not realize any taxable capital gains during 1999.

On March 31, 2000, the sector allocation as a percentage of equities was as follows: Consumer Staples 6%, Financial 18%, Health 13%, Service 13%, Technology 32%, Utilities 7%, Media 7%, Conglomerates 4%.

For the first three quarters of the Fund's life, technology and the internet were the driving forces behind the stock market's advance. Most of the positive returns came from a very narrow band of companies. The Fund benefited during the year by buying on weakness some of the quality names in these areas including:
Sun Microsystems, EMC, Telesp Celular, Plantronics and Corning.

So far this year the market has been characterized by wildly gyrating stock prices with some of the more speculative technology issues jumping back and forth over trading ranges of twenty, thirty or more points in a single day. Many of these high flyers skyrocketed to breathtakingly implausible valuations before tumbling back to what, in many cases, are still exceedingly generous levels. At the same time, most of the "old economy" stocks, which had been largely shunned by today's investors, have experienced significant bounces.

Investor concern about inflation has ebbed and flowed rapidly, almost on a daily basis. The principal barometer of this concern is long-term interest rates. While the application of new technology is enhancing productivity and holding down prices in some industries, there are other areas, e.g., petroleum, where supply-demand imbalances can lead to a rapid run-up in prices which may or may not be passed along to consumers. To the extent that they are not, profits and profit margins may suffer. While recent market action has partially corrected some of the more glaring excesses, notably in the internet issues, stocks in general were not particularly inexpensive by the end of March and price-earnings ratios remained vulnerable to adverse developments on the inflation-interest rate front. Looking ahead, the market is likely to be favorably affected by good earnings reports thanks to the economy's ongoing strength. On the other hand, the Fed's determination to restrain inflation and keep the economy from overheating may produce more interest rate hikes which could have a dampening effect on the market.

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Consequently,   we  continue  to  believe  that  a  relatively   cautious,   but
opportunistic, investment posture makes sense in this unsettled environment.

We hope that this has been informative. We also want you to know that we appreciate your investment in the James C. Edwards Equity Masters Fund.

Sincerely,

/s/ Bart A. Johnston

Bart A. Johnston
Portfolio Manager

For the one year since the Fund's inception on March 31, 1999, the annualized total return was 24.70%.

                      James C. Edwards Equity Masters Fund
                        Value of $10,000 vs S&P 500 Index

                           Average Annual Total Return
                           Period Ended March 31, 2000
                       1 Year...................... 24.70%

                                   James C. Edwards
                                 Equity Masters Fund        S&P 500 Index w/inc.
                                 -------------------        --------------------
 3/31/99                               10,000                     10,000
 4/30/99                               10,080                     10,387
 5/31/99                                9,990                     10,142
 6/30/99                               10,310                     10,706
 7/31/99                                9,960                     10,370
 8/31/99                                9,550                     10,319
 9/30/99                                9,400                     10,037
10/31/99                               10,340                     10,671
11/30/99                               10,930                     10,891
12/31/99                               11,740                     11,529
 1/31/00                               11,540                     10,950
 2/29/00                               11,810                     10,743
 3/31/00                               12,470                     11,794

Past performance is not predictive of future performance.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

SCHEDULE OF INVESTMENTS AT MARCH 31, 2000


Shares                                                                Value
--------------------------------------------------------------------------------
             COMMON STOCKS: 85.8%
             Cable TV: 2.7%
 3,000       USA Networks, Inc.*                                   $    67,687
                                                                   -----------
             Commercial Services: 3.1%
 2,000       Convergys Corporation*                                     77,250
                                                                   -----------
             Computer Services: 2.0%
 1,800       IXL Enterprises, Inc.*                                     50,400
                                                                   -----------
             Computers: 13.1%
 1,700       Dell Computer Corporation*                                 91,694
 1,000       EMC Corporation*                                          125,000
 1,200       Sun Microsystems, Inc.*                                   112,444
                                                                   -----------
                                                                       329,138
                                                                   -----------
             E-Commerce: 1.8%
 2,300       Stamps.com Inc.*                                           44,419
                                                                   -----------
             Financial Services: 3.9%
 1,200       Morgan Stanley Dean Witter & Co.                           97,875
                                                                   -----------
             Foods: 2.3%
 2,300       American Italian Pasta Company*                            56,637
                                                                   -----------
             Insurance: 7.9%
   900       American International Group, Inc.                         98,550
 1,800       XL Capital Ltd.                                            99,675
                                                                   -----------
                                                                       198,225
                                                                   -----------
             Internet Software: 5.7%
 1,100       Lycos, Inc.*                                               77,275
 2,900       pcOrder.com, Inc.*                                         65,250
                                                                   -----------
                                                                       142,525
                                                                   -----------
             Manufacturing -- Misc./Diversified: 6.7%
 2,700       AptarGroup, Inc.                                           72,056
   500       Corning Incorporated                                       97,000
                                                                   -----------
                                                                       169,056
                                                                   -----------
             Medical -- Drugs: 8.4%
 1,200       American Home Products Corporation                    $    64,350
 1,100       Eli Lilly and Company                                      69,300
   800       Warner-Lambert Company                                     78,000
                                                                   -----------
                                                                       211,650
                                                                   -----------
             Medical -- Wholesale Drug Distribution: 2.6%
 1,400       Cardinal Health, Inc.                                      64,225
                                                                   -----------
             Specialty Retail: 6.2%
 2,300       CVS Corporation                                            86,394
 3,500       Staples, Inc.*                                             70,000
                                                                   -----------
                                                                       156,394
                                                                   -----------
             Super-Regional Banks: 3.6%
 2,400       First Union Corporation                                    89,400
                                                                   -----------
             Telecom Services: 9.1%
 1,350       MCI WorldCom Incorporated*                                 61,172
 1,500       Qwest Communications International Inc.*                   72,750
   600       Telesp Celular Participacoes S.A., preferred, ADR          34,012
 2,100       Telesp - Telecomunicacoes de Sao Paulo S.A.                62,344
                                                                   -----------
                                                                       230,278
                                                                   -----------
             Telecommunications Equipment: 6.7%
 1,800       Plantronics, Inc.*                                        167,738
                                                                   -----------
             TOTAL COMMON STOCKS (cost $1,768,270)                   2,152,897
                                                                   -----------

Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS: 11.5%
             Money Market Investment: 11.5%
$288,658     Firststar Stellar Treasury Fund (cost $288,658)       $   288,658
                                                                   -----------
             TOTAL INVESTMENT IN SECURITIES
              (cost $2,056,928+): 97.3%                              2,441,555
             Other Assets less Liabilities: 2.7%                        68,585
                                                                   -----------
             NET ASSETS: 100.0%                                    $ 2,510,140
                                                                   ===========

* Non-income producing security.
+ At March 31, 2000, the basis of securities for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation of securities were as follows:

     Gross unrealized appreciation                   $   520,468
     Gross unrealized depreciation                      (135,841)
                                                     -----------
     Net unrealized appreciation                     $   384,627
                                                     ===========

See accompany Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT MARCH 31, 2000


ASSETS
  Investments in securities, at value (cost $2,056,928) .......       $2,441,555
  Receivables:
    Securities sold ...........................................           84,075
    Dividends and interest ....................................            4,117
  Prepaid  expenses ...........................................            1,640
                                                                      ----------
       Total assets ...........................................        2,531,387
                                                                      ----------
LIABILITIES
  Payables:
    Administration fees .......................................            2,466
  Accrued expenses ............................................           18,781
                                                                      ----------
       Total liabilities ......................................           21,247
                                                                      ----------

NET ASSETS ....................................................       $2,510,140
                                                                      ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($2,510,140/201,345 shares outstanding; unlimited
  number of shares authorized without par value) ..............       $    12.47
                                                                      ==========

COMPONENTS OF NET ASSETS
  Paid-in capital .............................................       $2,080,936
  Accumulated net investment income ...........................            7,649
  Accumulated net realized gain on investments ................           36,928
  Net unrealized appreciation on investments ..................          384,627
                                                                      ----------
       Net assets .............................................       $2,510,140
                                                                      ==========

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2000


INVESTMENT INCOME
  Income
    Interest ................................................         $  21,475
    Dividends ...............................................            10,909
                                                                      ---------
       Total income .........................................            32,384
                                                                      ---------
  Expenses
    Administration fees .....................................            30,000
    Audit fees ..............................................            14,475
    Fund accounting fees ....................................            13,186
    Advisory fees ...........................................            12,367
    Transfer agent fees .....................................            10,250
    Registration expense ....................................             7,952
    Custody fees ............................................             5,105
    Legal fees ..............................................             3,977
    Reports to shareholders .................................             3,341
    Trustee fees ............................................             2,544
    Miscellaneous ...........................................             1,894
    Insurance expense .......................................               150
                                                                      ---------
       Total expenses .......................................           105,241
       Less: fees waived and expenses absorbed ..............           (80,506)
                                                                      ---------
       Net expenses .........................................            24,735
                                                                      ---------
          NET INVESTMENT INCOME .............................             7,649
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments .........................            36,928
   Net unrealized appreciation on investments ...............           384,627
                                                                      ---------
       Net realized and unrealized
         gain on investments ................................           421,555
                                                                      ---------
          NET INCREASE IN NET ASSETS RESULTING
           FROM OPERATIONS ..................................         $ 429,204
                                                                      =========

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                    Year Ended
                                                                  March 31 2000#
                                                                  --------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
  Net investment income ........................................    $    7,649
  Net realized gain on investments .............................        36,928
  Net unrealized appreciation on investments ...................       384,627
                                                                    ----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....       429,204
                                                                    ----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
    change in outstanding shares (a) ...........................     2,080,936
                                                                    ----------
      TOTAL INCREASE IN NET ASSETS .............................     2,510,140
                                                                    ----------
NET ASSETS
  Beginning of year ............................................            --
                                                                    ----------
  END OF YEAR (including accumulated net
    investment income of $7,649) ...............................    $2,510,140
                                                                    ==========

(a) A summary of capital share transactions is as follows:

                                                              Year Ended
                                                            March 31, 2000#
                                                     ---------------------------
                                                       Shares           Value
                                                     -----------     -----------
Shares sold                                              201,345     $ 2,080,936
Shares redeemed                                               --              --
                                                     -----------     -----------
  Net increase                                           201,345     $ 2,080,936
                                                     ===========     ===========

# Fund commenced operations on March 31, 1999.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                   Year Ended
                                                                 March 31, 2000#
                                                                 ---------------
Net asset value, beginning of year ............................      $10.00
                                                                     ------
Income from investment operations:
  Net investment income .......................................        0.04
  Net realized and unrealized gain on investments .............        2.43
                                                                     ------
Total from investment operations ..............................        2.47
                                                                     ------

Net asset value, end of year ..................................      $12.47
                                                                     ======
Total return ..................................................       24.70%

Ratios/supplemental data:
    Net assets, end of year (millions) ........................      $  2.5

Ratio of expenses to average net assets:
  Before fees waived and expenses absorbed ....................        6.36%
  After fees waived and expenses absorbed .....................        1.50%

Ratio of net investment income (loss)
 to average net assets:
  Before fees waived and expenses absorbed ....................       (4.40)%
  After fees waived and expenses absorbed .....................        0.46%

  Portfolio turnover rate .....................................       42.80%


# Fund commenced operations on March 31, 1999.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The James C. Edwards Equity Masters Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on March 31, 1999. The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITIES VALUATION. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND RELATED PARTY TRANSACTIONS

     For the year ended March 31, 2000, James C. Edwards & Co., Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended March 31, 2000, the Fund incurred $12,367 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total expenses to not more than 1.50% of average net assets. In the case of the Fund's initial period of operations, any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, pro vided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reim bursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. For the year ended March 31, 2000, the Advisor waived fees of $12,367 and absorbed expenses of $68,139.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Assets                     Fee or Fee Rate
     ------                     ---------------
     Less than $15 million      $30,000
     $15 to $50 million         0.20% of average daily net assets
     $50 to $100 million        0.15% of average daily net assets
     $100 to $200 million       0.10% of average daily net assets
     $200 million and above     0.05% of average daily net assets

     For  the  year  ended  March  31,  2000,  the  Fund  incurred   $30,000  in
administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator and receives no compensation for its services.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended March 31, 2000, were $2,267,303 and $535,961, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS OF
  JAMES C. EDWARDS EQUITY MASTERS FUND

THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of James C. Edwards Equity Masters Fund, a series of Professionally Managed Portfolios, as of March 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of James
C. Edwards Equity Masters Fund as of March 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
APRIL 21, 2000

================================================================================

                               Investment Adviser
                          JAMES C. EDWARDS & CO., INC.
                         570 Lexington Ave., 29th Floor
                            New York, New York 10022
                                 (212) 319-8490
                                www.jcedwards.com

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Rd., Suite 261-E
                             Phoenix, Arizona 85018

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                     Transfer and Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                          150 Motor Parkway, Suite 109
                         Hauppauge, New York 11788-0132
                                 (800) 282-2340

                                    Auditors
                              TAIT, WELLER & BAKER
                               8 Penn Center Plaza
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                              345 California Street
                         San Francisco, California 94104

================================================================================

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.